UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013

NEW CENTURY BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-50400	20-0218264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 892-7080

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 23, 2013, New Century Bancorp, Inc. (“NCBC”) mailed a letter to shareholders regarding the pending Agreement and Plan of Merger and Reorganization dated as of September 30, 2013, by and among NCBC, Select Bancorp, Inc. (“Select”) and their respective subsidiary banks.

A copy of the letter to shareholders is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, NCBC will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a joint proxy statement/prospectus of NCBC and Select. The companies will file with the SEC other relevant materials in connection with the proposed merger, and will mail the joint proxy statement/prospectus to their respective shareholders.  SHAREHOLDERS OF BOTH NCBC AND SELECT ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING NCBC, SELECT AND THE PROPOSED MERGER. You will be able to obtain a free copy of the Registration Statement, as well as other filings containing information about New Century Bancorp, Inc. at the SEC’s Internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either New Century Bancorp, Inc., 700 W. Cumberland Street, Dunn, NC 28443, Attention: Lisa F. Campbell, Executive Vice President, Chief Operating Officer and Chief Financial Officer, or Select Bancorp, Inc., 3600 Charles Boulevard, Greenville, NC 27858, Attention: Mark A. Holmes, President and Chief Executive Officer.

Participants in Solicitation

NCBC, Select and their respective directors and executive officers may be deemed to be “participants” in the solicitation of proxies from the shareholders of NCBC and Select in favor of the merger. Information about the directors and executive officers of Select Bancorp, Inc., and their ownership of Select common stock is available from Select Bancorp, Inc. at the address set forth in the preceding paragraph. Information about the directors and executive officers of New Century Bancorp, Inc. and their ownership of NCBC common stock is set forth in NCBC’s definitive proxy statement filed with the SEC on April 12, 2013, and available at the SEC’s Internet site (http://www.sec.gov) and from NCBC at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss future expectations or state other “forward-looking” information. These forward-looking statements involve a number of risks and uncertainties.

NCBC and Select caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving NCBC and Select, NCBC’s and Select’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in NCBC’s filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite NCBC and Select shareholder approvals; the risk that NCBC or Select may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer than expected; disruption from the transaction making it more difficult to maintain relationships with customers and employees; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors. Each forward-looking statement speaks only as of the date of the particular statement and except as may be required by law, neither NCBC nor Select undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Letter to shareholders of NCBC, dated October 23, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

Date: October 23, 2013	By:	/s/ Lisa F. Campbell
Lisa F. Campbell
Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to shareholders of NCBC, dated October 23, 2013